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                                                                       EXHIBIT A

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 2-91437) pertaining to the Times Mirror Savings Plus Plan of our report dated June 15, 1995, with respect to the financial statements and schedules of the Times Mirror Savings Plus Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1994.





                                                               ERNST & YOUNG LLP




Los Angeles, California
June 15, 1995